SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

DIGITAL POWER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

DIGITAL POWER CORPORATION
41920 Christy Street
Fremont, CA 94538
(510) 657-2635

To Our Shareholders:

          You are cordially invited to attend the annual meeting of the shareholders of Digital Power Corporation (the “Company”) to be held at 10:00 a.m. PST, on December 20, 2006, at our corporate offices located at 41920 Christy Street, Fremont, California 94538.

          At the meeting, you will be asked to (i) elect five (5) directors to the board, (ii) ratify the appointment of Kost Forer Gabbay & Kasierer A Member of Ernst & Young Global (“E&Y”) as the Company’s independent auditors for the year ending December 31, 2007, and (iii) approve other matters that properly come before the meeting, including adjournment of the meeting.

          We hope you will attend the shareholders’ meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided, as promptly as possible, whether or not you plan to attend the meeting in person.

/s/ Jonathan Wax

Jonathan Wax
Chief Executive Officer

November 8, 2006

DIGITAL POWER CORPORATION
41920 Christy Street
Fremont, CA 94538
(510) 657-2635

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 20, 2006

          NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Digital Power Corporation (the “Company”), a California corporation, will be held at our corporate headquarters, located at 41920 Christy Street, Fremont, California 94538, on Wednesday, December 20, 2006, at 10:00 a.m. (PST), for the purpose of considering and acting on the following:

1.	To elect five (5) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; and

2.	To ratify the appointment of Kost Forer Gabbay & Kasierer A Member of Ernst & Young Global (“E&Y”) as the Company’s independent auditors for the year ending December 31, 2007; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only shareholders of record at the close of business on November 1, 2006, are entitled to receive notice of, and to vote at, the meeting. Shareholders are invited to attend the meeting in person.

          Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you had previously returned your proxy card. The proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors

/s/ Leo Yen

Leo Yen
Secretary

November 8, 2006

YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

DIGITAL POWER CORPORATION
41920 Christy Street
Fremont, CA 94538
(510) 657-2635

PROXY STATEMENT

          We are furnishing this proxy statement to you in connection with our annual meeting to be held on Wednesday, December 20, 2006 at 10:00 a.m. (PST) at our corporate headquarters, located at 41920 Christy Street, Fremont, California 94538 and at any adjournment thereof. The matters to be considered and acted upon are (i) the election of five (5) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; (ii) ratify the appointment of Kost Forer Gabbay & Kasierer A Member of Ernst & Young Global (“E&Y”) as independent auditors for the year ending December 31, 2007; and (iii) such other business as may properly come before the meeting.

          The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Digital Power Corporation (the “Company”) and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with your instructions, if any.

          Our annual report for the fiscal year 2005, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement.

          This proxy statement was first mailed to shareholders on November 8, 2006.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

          The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors, and ratifying the appointment of E&Y as the Company’s independent auditors for the year ending December 31, 2007.

Who is entitled to vote?

          Only shareholders of record at the close of business on the record date, November 1, 2006 (the “Record Date”), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board’s recommendations on the proposals?

          The Board recommends a vote FOR each of the proposals.

How do I vote?

          Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card(s) in person.

          If your shares are held by your broker or bank, in “street name”, then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, then your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

          Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Company’s Secretary (“Secretary”) at Digital Power Corporation, 41920 Christy Street, Fremont, California 94538, in writing, voting in person, or returning a proxy card with a later date.

Who will count the vote?

          The Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Transfer & Trust, is the transfer agent for the Company’s common stock. Computershare Transfer & Trust will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

          The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

          If your shares are registered differently and are in more than one account, then you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered under the same name and address whenever possible. You can accomplish this by contacting our transfer agent, Computershare Transfer & Trust, located at 350 Indiana Street, Suite 800, Golden, Colorado 80401, phone (303) 986-5400, fax (303) 986-2444, or, if your shares are held by your broker or bank in “street name”, then by contacting the broker or bank who holds your shares.

How many shares can vote?

          Only shares of common stock may vote. As of the Record Date of November 1, 2006, there are 6,608,708 shares of common stock issued and outstanding.

          Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company’s designated proxy holders (the “Proxy Holders”) have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner that will assure the election of as many of the nominees described under “Election of Directors” as possible.

What is a “quorum”?

          A “quorum” is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the shareholders’ meeting. For the purposes of determining a quorum, shares held by brokers or nominees for whom we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter, or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

          For the election of the directors, once a quorum has been established, the nominees for director who have received the most votes will become directors. Holders owning a majority of the shares outstanding must approve the appointment of E&Y as the Company’s independent auditors for the year ending December 31, 2007.

          If a broker indicates on his or her proxy that he or she does not have discretionary authority to vote on a particular matter, then the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

          Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

How will we solicit proxies?

          The company will distribute the proxy materials and solicit votes. It will also bear the cost of soliciting proxies. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited by the Company’s directors, officers, and employees, without additional compensation, in person, by telephone, or by facsimile.

STOCK OWNERSHIP

          The following table shows the amount of the Company’s shares of common stock (AMEX Symbol: DPW) beneficially owned (unless otherwise indicated) by each shareholder known to us to be the beneficial owner of more than 5% of its common stock, by each of its directors and nominees, and the executive officers, directors, and nominees as a group. As of September 29, 2006, there were 6,608,708 shares of common stock outstanding. Unless indicated otherwise, the address of all shareholders listed is Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

	Shares Beneficially Owned(1)

Name & Address of Beneficial Owner	Number		Percent

Telkoor Power Ltd. 5 Giborei Israel Netanya 42293 Israel	2,897,110		43.8%
Ben-Zion Diamant	3,264,614	(2)	48.0%
Jonathan Wax	317,504	(3)	4.7%
Yeheskel Manea	30,000	(4)	*
Amos Kohn	30,000	(4)	*
Digital Power ESOP	167,504		2.5%
Barry W. Blank P.O. Box 32056 Phoenix, AZ 85064	433,056		6.6%
All directors and executive officers as a group (4 persons)	3,474,614	(5)	48.8%

Footnotes to Table

*	Less than one percent.
(1)

Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)

Mr. Diamant serves as a director of Telkoor Power Ltd. Includes options to purchase 200,000 shares owned by Mr. Diamant and 2,897,110 shares beneficially owned by Telkoor Power Ltd., which may also be deemed beneficially owned by Mr. Diamant.

(3)	Includes options to purchase 150,000 shares owned by Mr. Wax and 167,504 shares owned by Digital Power ESOP of which Mr. Wax is trustee and may be deemed beneficial owner.
(4)	Includes options to purchase 30,000 shares exercisable within 60 days.
(5)

Includes 2,897,110 shares owned by Telkoor Power Ltd., which may be deemed beneficially owned by Mr. Diamant, options to purchase 410,000 shares owned by directors, and 167,504 shares owned by Digital Power ESOP of which Mr. Wax and Mr. Diamant are trustees and may be deemed beneficial owners.

SECTION 16 TRANSACTIONS

          Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file reports of ownership and changes in ownership of its common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 delivered to the Securities and Exchange Commission during fiscal year 2005, all current directors and officers of the Company filed on time all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL 1—ELECTION OF DIRECTORS

          The Company’s bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of five (5) directors and a maximum of nine (9) directors. The Board has fixed the authorized number of directors at five (5). The term of office for the directors elected at this meeting will expire at the next annual meeting of shareholders to be held in 2007 or until a director’s earlier death, resignation, or removal. The directors, as of January l, 2006, consisted of Messrs. Ben-Zion Diamant, Jonathan Wax, Yeheskel Manea, Yuval Menipaz, and Amos Kohn. Mr. Menipaz submitted his resignation from the board on February 2, 2006. On October 17, 2006, the Board elected Mr. Benjamin Kiryati to fill the vacancy.

          Unless otherwise instructed, the Proxy Holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. Each nominee has agreed to serve as director, if elected.

          The Board has formed a nominating committee and has nominated the following nominees for directors: Messrs. Ben-Zion Diamant, Yeheskel Manea, Amos Kohn, Jonathan Wax and Benjamin Kiryati. The following indicates the age, the principal occupation or employment during the past five years, and the affiliation with the Company, if any, of each nominee for director:

Ben-Zion Diamant	Director since 2001

          Mr. Ben-Zion Diamant, 56, has been the Company’s Chairman of the Board since November 2001. He has also been Chairman of the Board of Telkoor Power Ltd. since 1994. Between 1992-1994, he was a partner and business development manager of Phascom, and from 1989 to 1992, a partner and manager of Rotel Communication. He earned his B.A. in Political Science from Bar-Ilan University.

Amos Kohn	Director since 2003

          Mr. Amos Kohn, age 46, became a director of the Company in 2003. Mr. Kohn is the AVP of Business Development of Scopus Video Networks, Inc. a high tech company located in Princeton, New Jersey. Most recently Mr. Kohn was the Vice President of Solutions Engineering of ICTV Inc., a high tech company located in Los Gatos, California, which is developing a centralized software platform that telecom operators to deliver revenue-generating new services with full set of digital interactive video and media streaming services. In year 2003, Mr. Kohn was Vice President of System Engineering & Business Development of AVIVA Communications, Inc., a high tech company located in Cupertino, California, which is developing a transport solution for Video On Demand systems. From 2000 to 2003, Mr. Kohn was the Chief Architect of Liberate Technologies, a software company specializing in telecommunications technology located in San Carlos, California. From 1997 to 2000, Mr. Kohn was the Vice President of Engineering & Technology for Golden Channel, the largest Cable Operator (MSO) in Israel. Mr. Kohn holds a B.S. in Electronics Engineering.

          The Board is of the opinion that Mr. Kohn is qualified to serve as an independent director.

Yeheskel Manea	Director since 2002

          Mr. Yeheskel Manea, 61, has served as a director of the Company since 2002. Since 1996, he has been a Branch Manager of Bank Hapoalim, one of the leading banks in Israel. Mr. Manea has been employed with Bank Hapoalim since 1972. He holds a B.A. in Economy and Business Administration from Ferris College, University of Michigan.

          The Board is of the opinion that Mr. Manea is qualified to serve as an independent director.

Jonathan Wax	Officer since 2004 Director since 2005

          Mr. Jonathan Wax, 49, became the Company’s Chief Executive Officer and President in January 2004. Mr. Wax held vice-president positions with Artesyn Technologies, Inc., and was stationed both domestically and in the Far East. He held a wide variety of sales positions, including global account responsibilities with some of Artesyn Technologies, Inc.’s largest accounts. From 1994 to 1998, prior to the merger with Zytec and Computer Products, which formed Artesyn Technologies, Inc., Mr. Wax was Vice President of Customer Support and Quality for Computer Products. Mr. Wax holds a B.S. in Business from the University of Nebraska.

Benjamin Kiryati	Director since 2006

          Benjamin Kiryati, 54, became a Director at Digital Power in October 2006. Mr. Kiryati was the Chairman of the Israel Children Fund, a non-profit organization that helps the underprivileged. He also served as the mayor of Tiberias, Israel, from 1998 to 2003. Prior to that Mr. Kiryati had distinguished military and legal careers. He served nine years in the Israeli Military as a combat pilot, and after graduating in 1978 from the Tel Aviv University school of law he practiced law in industrial relations.

          The Board is of the opinion that Mr. Kiryati is qualified to serve as an independent director.

RECOMMENDATION OF THE BOARD

          THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

How are directors compensated?

          Independent directors receive $10,000 annually for serving on the Board. The director designated by the Board as the Audit Committee Financial Expert, receives an additional annual fee of $5,000 for serving as the Financial Expert.

          In accordance with the Company’s 2002 Stock Option Plan, each independent director receives a grant of 10,000 stock options upon joining the Board. In addition, subject to Board approval, each independent director may be granted on an annual basis, stock options for 10,000 shares of Common Stock. Options vest after 12 month of optionee’s service term as a director. Each option has an exercise price equal to the fair market value of the Common Stock on the grant date and a maximum term of ten years, subject to earlier termination following the optionee’s cessation of Board service.

          On February 15, 2006 the Compensation Committee of the Board granted Mr. Kohn and Mr. Menea options to purchase 10,000 shares of common stock.

How often did the Board meet during fiscal 2005?

          The Board met 10 times during fiscal 2005. Each director attended at least 75% of the total number of meetings of the Board and Committees on which he served.

Family Relationships

          Two of Mr. Manea’s children are married to two of Mr. Diamant’s children. Mr. Diamant’s son, Ran Diamant, who is also Mr. Menea’s son in law, serves as Telkoor’s Corporate Secretary and Controller. There are no other relations.

Committees of the Board of Directors

Audit Committee

          The Board has established an Audit Committee. The members of the Audit Committee in 2005 were Messrs. Amos Kohn, Yuval Menipaz, and Yeheskel Manea. Mr. Menipaz resigned as a director on February 2, 2006. The current members of the Audit Committee are Messrs. Kohn and Manea. All Audit Committee members were determined by the Board to be independent directors, and Mr. Manea was appointed as the Audit Committee Financial Expert.

          The Audit Committee makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by the Company’s independent auditors and the progress and results of their work, and reviews the Company’s financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent auditor and determines if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee’s charter is reviewed annually, and changes may be required due to industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee has met four times during fiscal 2005.

Compensation Committee

          The Compensation Committee of the Board reviews and approves executive compensation policies and practices, reviews the salaries and the bonuses of the officers, including the Chief Executive Officer and Chief Financial Officer, administers the Company’s stock option plan and other benefit plans, and considers other matters as may, from time to time, be referred to it by the Board. The members of the Compensation Committee in 2005 were Messrs. Manea and Menipaz. The current members of the Compensation Committee are Messrs. Kohn and Manea. All Compensation Committee members were determined by the Board to be independent directors. There are no compensation committee interlocks or insider participation on the Company’s compensation committee.

Nominating Committee

          The Company’s directors take a critical role in guiding its strategic direction, and overseeing the Company’s management. Board candidates are considered according to various criteria, such as, their broad-based business and professional skills, their experiences, their personal integrity and judgment, the global business and social perspective, and concern for the long-term interests of the shareholders. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the power-supply industry. Accordingly, the Company seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

          The Board has formed a Nominating Committee consisting of Messrs. Kohn and Manea, who were determined by the Board to be independent directors. The Nominating Committee recommends a slate of directors for election at the annual meeting. The Nominating Committee operates under the Nomination and Governance Committee Charter.

          In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate’s name for consideration, he or she must do so in accordance with the provisions of the Company’s Bylaws. Suggestions for candidates to be considered by the Board must be sent to Leo Yen, Corporate Secretary, Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

          In accordance with Securities Exchange Commission regulations, the following is the Audit Committee Report. Such a report is not deemed to be filed with the Securities Exchange Commission.

REPORT OF THE AUDIT COMMITTEE

          The Audit Committee oversees the financial reporting process for the Company on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company’s internal accounting procedures, consults with, and reviews, the services provided by the Company’s independent auditors, and makes recommendations to the Board regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

          In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management. The independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

          The Audit Committee has also met and discussed with the Company’s management, and with its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company’s independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditors’ judgments regarding any and all of the above issues.

          Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Respectfully submitted,
DIGITAL POWER CORPORATION
AUDIT COMMITTEE

Amos Kohn
Yeheskel Manea

EXECUTIVE OFFICERS

The following is a description of the business background of the Company’s officers:

Ben-Zion Diamant – Chairman of the Board

See Description of Directors above.

Jonathan Wax – President and Chief Executive Officer

See Description of Directors above.

Leo Yen – Chief Financial Officer and Secretary

          Mr. Leo Yen became the Company’s Chief Financial Officer in January 2005. Mr. Yen is the President of Sagent Management, a financial and tax consulting firm. From 2002 to 2004, Mr. Yen founded and managed Crystal Compass, which was acquired by Sagent Management in 2004. From 1999 to 2002, he was a Senior Associate with PricewaterhouseCoopers LLP, and from 1997 to 1999, he was a Senior Tax Consultant with Ernst & Young LLP. Mr. Yen holds a B.S. in Finance, Real Estate and Law and a B.S. in Accounting from California State Polytechnic University, Pomona. Mr. Yen is also a Certified Public Accountant in the state of California.

Code of Ethics

          The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, controller, and other persons performing similar functions. A copy of the code of ethics can be found on its website at http://www.digipwr.com/CodeofEthics.doc. The Company will report any amendment or wavier to the code of ethics on its website within five (5) days.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

          This table lists the aggregate compensation paid in the past three years for all services of the Chief Executive Officer. No other director or officer earned over $100,000 during the last fiscal year.

SUMMARY COMPENSATION TABLE

	Year			Long Term Compensation

		Annual Compensation		Awards		Payouts

Name and Principal Position		Salary ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation

Jonathan Wax, Chief Executive Officer	2004	$153,066	$12,541	$0	$150,000	$0	$0
	2005	$166,963	$14,578	$0	$0	$0	$0

Options Granted in Last Fiscal Year

Individual Grants

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Base Price ($/share)	Expiration Date

Jonathan Wax	0	0	0	0

Options Granted in 2006

          Leo Yen was granted 20,000 options on February 15, 2006, in accordance with the Company’s 2002 Stock Option Plan.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

          The following table sets forth executive officer options exercised and option values for fiscal year ended December 31, 2005, for all executive officers at the end of the year.

Name	Shares Acquired or Exercised	Value Realized	Number of Options at December 31, 2005 (Exercisable/ Unexercisable)	Value of Unexercised Options In-the-Money at December 31, 2005 (Exercisable/ Unexercisable)(1)

Jonathan Wax	0	0	150,000	$0

Footnotes to Table

(1)	Market price at December 31, 2005 for a share of common stock was $0.87.

Employment Agreements

          In January 2004, the Company entered into an employment agreement with Mr. Jonathan Wax, President and Chief Executive Officer. The agreement has a term of one year with annual renewals thereafter. Annual compensation is $165,000. In the event of a change in control or early termination without cause, it will be required to pay Mr. Wax one year compensation. As a part of the employment contract, Mr. Wax was granted options to purchase 150,000 shares, 37,500 shares vested immediately and the remainder vested over three years. As of December 2005, all options were accelerated as part as the company stock options acceleration.

Business Relations

          Mr. Leo Yen, the Company’s Chief Financial Officer, is the President of Sagent Management, a financial and tax consulting firm. Sagent Management was hired by the Company to prepare and file the Company’s tax returns and provide other accounting services. The Company is paying Sagent Management for these services. In addition, the Company is paying Sagent Management for Mr. Yen’s services as the Company’s CFO. The aggregate fees billed by Sagent Management for professional services rendered in fiscal years ended December 31, 2005, and December 31, 2004, were $43,634 and $7,533, respectively.

Ten-Year Options/SAR Repricings

          There were no repricings during the year ended December 31, 2005

Equity Compensation Plan Information

          The following table provides aggregate information as of the end fiscal 2005 (ended December 31, 2005) with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,139,225	1.01	933,680
Equity compensation plans not approved by security holders	150,000	0.99	—
Total	1,289,225	1.01	933,680

Benefit Plans

Equity Compensation Plans Not Approved by Security Holders

          On January 17, 2004, the Board granted 150,000 options that are not part of compensation plans approved by the security holders. There are options to purchase 150,000 shares of common stock granted in fiscal 2004 to the Company’s Chief Executive Officer and President at an exercise price of $0.99, vest 25% annual, beginning January 17, 2004.

Employee Stock Ownership Plan

          The company has adopted an Employee Stock Ownership Plan (“ESOP”) in conformity with ERISA requirements. As of December 31, 2005, the ESOP owns, in the aggregate, 167,504 shares of its common stock. All eligible employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of the Company’s common stock owned by the ESOP are voted by the ESOP trustees. Mr. Wax and Mr. Diamant are the two trustees of the ESOP.

2002, 1998 and 1996 Stock Option Plans

          The Company has established the 2002, 1998, and 1996 Stock Option Plans (the “Plans”). The purpose of the Plans is to encourage stock ownership by employees, officers, and directors by giving them a greater personal interest in the success of the business and by providing them an added incentive to advance in their employment or service to the Company. The Plans provide for the grant of either incentive or non-statutory stock options. The exercise price of any stock option granted under the Plans may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Generally, the Company’s stock option agreements require all stock to be purchased by cash or check. Unless otherwise provided by the Board, an option granted under the Plans is exercisable for ten years. The Plans are administered by the Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The Plans may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by the Company. In general, no option is transferable by the optionee other than by will or by the laws of descent and distribution.

          As of December 31, 2005, a total of 2,272,500 options have been authorized to be issued under the 2002, 1998, and 1996 Plans, and options to purchase 939,225 shares of common stock were outstanding.

401(k) Plan

          The Company adopted a tax-qualified employee savings and retirement plan (the “401(k) Plan”), which generally covers all of its full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. The Company matches contributions at the rate of $0.25 for each $1.00 contributed up to 6% of the base salary. It can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made, and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

          On January 12, 2004, the Company entered into a securities purchase agreement with Telkoor. Under the securities purchase agreement, Telkoor acquired 290,023 shares of common stock for the aggregate purchase price of $250,000. Additionally, under the agreement, Telkoor had the right to invest an additional $250,000 on, or before, June 30, 2004. The purchase price per share for the additional investment was agreed to be the average closing price of the Company’s common stock twenty (20) trading days prior to notice of intent to invest. On June 14, 2004, Telkoor gave notice of its intent to invest $250,000 and the parties entered into a definitive agreement on June 16, 2004. Telkoor purchased 221,238 shares at $1.13 per share.

          On February 3, 2005, Telkoor loaned the Company $250,000 through a Convertible Note. Under the terms of the Convertible Note, Telkoor loaned $250,000 interest free until the tenth business day after the Company announces its financial results for fiscal 2005. Telkoor had the right to convert the debt to common stock at $1.06 per share. The loan would have been automatically converted at $1.06 per share if the Company met its set budget for the fiscal year 2005. On April 2006, the convertible note was converted into 235,849 Common shares.

PROPOSAL 2— RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

PRINCIPAL ACCOUNTING FEES AND SERVICES.

          E&Y served as our independent auditors for the annual audit since the year ended December 31, 2002. In accordance with a resolution of the Audit Committee, this appointment is being presented to shareholders for ratification at this meeting. If the shareholders do not ratify the appointment of E&Y, the Audit Committee will reconsider their appointment. A representative for E&Y will be present at the annual meeting will have the opportunity to make a statement if desired, and be available to answer any questions from stockholders.

Related Business

          E&Y serves also as the independent auditors of Telkoor, the largest shareholder of the Company. The Company’s business and Telkoor’s business are handled by separate teams within E&Y.

Audit Fees

          The aggregate fees billed by E&Y for professional services rendered for the audit of the Company’s financial statements for the fiscal years ended December 31, 2005, and December 31, 2004, were $103,500 and $98,000, respectively.

Audit-Related Fees

          The aggregate fees billed for assurance and related services by the principal accountant, which are reasonably related to the performance of the audit or review of the Company’s financial statements for the fiscal years ended December 31, 2005, and December 31, 2004, were $5,500 and $0, respectively.

Tax Fees

          The aggregate fees billed for tax compliance, tax advice, and tax planning rendered by our independent auditors for the fiscal years ended December 31, 2005, and December 31, 2004, were $0 and $24,000, respectively.

All Other Fees

          The aggregate fees billed for all other professional services rendered by the Company’s independent auditors for the fiscal years ended December 31, 2005, and December 31, 2004, were $0 and $0, respectively.

          The Audit Committee approved 100% of the fees paid to the principal accountant for audit-related, tax and other, fees in fiscal 2005. The Audit Committee pre-approves all non-audit services to be performed by the auditor in accordance with the Audit Committee Charter. The percentage of hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year, and that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees, was 0%.

RECOMMENDATION OF THE BOARD

          THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT AUDITORS.

Proposals of Shareholders

          The Company must receive proposals intended to be presented by shareholders at the 2007 annual meeting of shareholders no later than March 2, 2007, for consideration of possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

          For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, Rule 14a-14 of the Exchange Act permits management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on March 16, 2007, and advises shareholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on March 16, 2007.

          Notices of intention to present proposal at the 2007 Annual Meeting should be addressed to Digital Power Corporation, 41920 Christy Street, Fremont, CA 94538, Attention: Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Annual Report to Shareholders

          The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including audited financial statements, was mailed to the shareholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Form 10-KSB and all other periodic filings made with the Securities and Exchange Commission are available on the Company’s website at www.digipwr.com.

OTHER BUSINESS

          The Company does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the Board.

By Order of the Board of Directors

/s/ Leo Yen

Leo Yen,
Secretary

November 8, 2006

Digital Power Corporation

	☐	Mark this box with an X if you have made changes to your name or address details above.
Annual Meeting Proxy Card

A Election of Directors		PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1.	The Board of Directors recommends a vote FOR the listed nominees.
To elect directors to serve for the ensuing year and until their successors are elected.
		For	Withhold		For	Withhold
	01 - Ben-Zion Diamant	☐	☐	04 - Amos Kohn	☐	☐

	02 - Jonathan Wax	☐	☐	05 - Benjamin Kiryati	☐	☐

	03 - Yehezkel Manea	☐	☐

B Issues
The Board of Directors recommends a vote FOR the following proposals.

					For	Against	Abstain
2.	To ratify the appointment of Kost Forer Gabbay & Kasierer A Member of Ernst & Young Global (“E&Y”) as the Company’s independent auditors for the year ending December 31, 2007.				☐	☐	☐

3.	To transact such other business as may properly come before the meeting and any adjournments thereof.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. If you cast a vote, signing as attorney, executor, administrator, trustee, or guardian, please disclose your full title and relationship with the shareholder authorizing you to do so. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date(mm/dd/yyyy)	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box